Table of Contents

Exhibit 13.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Coca-Cola FEMSA, S.A.B d e C.V. (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on form 20-F for the year ended December 31, 2009 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2010	/s/ Carlos Salazar Lomelín
Carlos Salazar Lomelín
Chief Executive Officer

Date: June 10, 2010	/s/ Héctor Treviño Gutiérrez
Héctor Treviño Gutiérrez
Chief Financial Officer

Exh. 13.1-1